Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

19. SUBSEQUENT EVENTS

The Company evaluated all events and transactions that occurred after June 30, 2026 up through August 6, 2026, which is the date that these unaudited condensed consolidated financial statements are available to be issued, there were no other any material subsequent events that require disclosure in these unaudited condensed consolidated financial statements other than disclosed below.

On July 1, 2026, the Company entered into a definitive private subscription agreement with Mr. Shek Kin Pong, the Chairman of the Board and Chief Executive Officer of the Company. Pursuant to the terms of the subscription agreement, Mr. Shek agreed to purchase from the Company 1,465,043 newly issued Class B ordinary shares of the Company at a purchase price of US$0.9363 per share, for an aggregate subscription amount of US$1,371,720. The transaction closed on July 2, 2026. The Shares constitute newly issued Class B ordinary shares of the Company and rank pari passu in all respects with the Company’s existing Class B ordinary shares. Following the closing of the transaction, Mr. Shek beneficially owns 296,000 Class A ordinary shares and 1,625,043 Class B ordinary shares of the Company, representing approximately 98.42% of the total voting power of the Company.

On July 14, 2026, a bank balance of approximately US$2,800,000 under administrative restriction. As a result, these funds are currently unavailable for general corporate operations. Management of the Company is actively taking steps to resolve the matter and expects the restriction to be lifted as soon as practicable.

On August 28, 2026, the Company entered into a securities purchase agreement with several investors, pursuant to which the Company agreed to issue and sell, in a best-efforts offering, a total of 50,000,000 Class A ordinary shares at the price of $0.15 per Class A Ordinary Share for gross proceeds of $7.5 million. This offering closed on August 31, 2026. Following the closing of the offering, The Company’s outstanding Class A ordinary shares and Class B ordinary shares were 52,905,300 shares and 1,625,043 shares, respectively.

On September 2, 2026, the Company held an extraordinary general meeting (the “EGM”) to approve and authorize the consolidation of every five issued and unissued Class A ordinary shares into one (1) Class A ordinary share, at an aggregate ratio of one-for-five with effect from the day immediately following the date of the EGM. With the Class B ordinary shares remaining unconsolidated, and with the conversion rate applicable to the Class B ordinary shares being adjusted in accordance with the Company’s then effective memorandum and articles of association. The reverse split was effective on September 8, 2026.

On October 29, 2026, the Company held an EGM to approve and authorize the consolidation of its Class A ordinary shares on a 1-for-10 basis. Upon the effectiveness of the reverse stock split, every ten shares of the Company’s issued and outstanding Class A ordinary shares as of the effective date will automatically be combined into one Class A ordinary share. Such adjustments will reduce the total number of outstanding Class A ordinary shares of the Company from approximately 10,581,089 to approximately 1,058,109. The Company’s Class B ordinary shares will not be subject to the Reverse Stock Split and will remain unchanged.